UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 8, 2012

Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-12882	88-0242733
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor Las Vegas,

Nevada 89169

(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 8, 2012, Boyd Gaming Corporation (the “Company”) issued $350 million in aggregate principal amount of 9% Senior Notes due 2020 (the “2020 Notes”).

The 2020 Notes were sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and in offshore transactions to non-U.S. persons under Regulation S of the Securities Act.

The Company’s press release announcing the closing of 2020 Notes is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Indenture relating to 2020 Notes

The 2020 Notes were issued pursuant to an Indenture, dated as of June 8, 2012, by and among the Company, the guarantors party thereto and U.S. Bank National Association, as trustee (the “Indenture”). The Indenture provides that the 2020 Notes bear interest at a rate of 9% per annum. Interest on the 2020 Notes is payable semi-annually in arrears on January 1 and July 1 of each year, commencing January 1, 2013. The 2020 Notes mature on July 1, 2020 and are fully and unconditionally guaranteed by certain of the Company’s current and future domestic restricted subsidiaries.

Prior to July 1, 2016, the Company may redeem the 2020 Notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest and additional interest (as defined in the Indenture), if any, up to, but excluding, the applicable redemption date, plus a make whole premium.

The Company may redeem some or all of the 2020 Notes at any time on or after July 1, 2016 at the redemption prices specified below, plus accrued and unpaid interest and additional interest (as defined in the Indenture), if any, up to, but excluding, the applicable redemption date:

Year	Price
July 1, 2016	104.500%

July 1, 2017	102.250%

July 1, 2018 and thereafter	100.000%

In addition, at any time prior to July 1, 2015, the Company may redeem up to 35% of the aggregate principal amount of the 2020 Notes at a redemption price equal to 109.000% of the principal amount thereof, plus accrued and unpaid interest and additional interest (as defined in the Indenture), if any, up to, but excluding, the applicable redemption date, with the net cash proceeds that the Company raises in one or more equity offerings.

The Indenture contains covenants that, subject to exceptions and qualifications, among other things, limit the Company’s ability and the ability of its restricted subsidiaries (as defined in the Indenture) to (i) incur additional indebtedness or liens; (ii) pay dividends or make distributions or repurchase the Company’s capital stock; (iii) make certain investments; and (iv) sell or merge with other companies. Upon the occurrence of a change of control (as defined in the Indenture), the Company will be required, unless certain conditions are met, to offer to repurchase the 2020 Notes at a price equal to 101% of the principal amount of the 2020 Notes, plus any accrued and unpaid interest and additional interest (as defined in the Indenture), if any, to, but not including, the date of purchase. If the Company sells assets or experiences an event of loss, it will be required under certain circumstances to offer to purchase the 2020 Notes.

The Indenture contains customary events of default including, without limitation, failure to make required payments, failure to comply with certain agreements or covenants, cross-acceleration to certain other indebtedness in excess of specified amounts, certain events of bankruptcy and insolvency, and failure to pay certain judgments. An event of default under the Indenture will allow either the trustee or the holders of at least 25% in principal amount of the then outstanding 2020 Notes to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the 2020 Notes.

The foregoing description of the Indenture is qualified in its entirety by reference to the terms of the Indenture, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference. The foregoing description of the 2020 Notes is qualified in its entirety by reference to the terms of the 2020 Notes, the form of which is included as part of the Indenture attached hereto as Exhibit 4.1 and incorporated herein by reference.

Registration Rights Agreement

On June 8, 2012, in connection with the issuance of the 2020 Notes, the Company and certain of its subsidiaries entered into a registration rights agreement (the “Registration Rights Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, on behalf of themselves and as representatives of the several initial purchasers. The Company agreed, for the benefit of the holders of the 2020 Notes, that subject to certain suspension and other rights provided in the Registration Rights Agreement, it will use its commercially reasonable efforts to (i) file a registration statement with the Securities and Exchange Commission (the “SEC”) with respect to a registered exchange offer to exchange the 2020 Notes for new notes with terms substantially identical in all material respects to the 2020 Notes, (ii) consummate the exchange offer within 365 days of the issuance of the 2020 Notes and (iii) file a shelf registration statement, if required pursuant to the terms of the Registration Rights Agreement, for the resale of the 2020 Notes and to cause such shelf registration statement to be declared effective as soon as reasonably practicable (but in no event later than 365th day following the issuance of the 2020 Notes) after the date on which the Company determines that it cannot complete an exchange offer and in certain other circumstances, if necessary.

Subject to certain suspension and other rights of the Company provided in the Registration Rights Agreement, if (i) any registration statement required by the Registration Rights Agreement is not declared effective within the time periods specified by the Registration Rights Agreement; (ii) the Company has not consummated the exchange offer on or before the 365th day after the issuance of the 2020 Notes; or (iii) a registration statement is declared effective but thereafter ceases to be effective or is unusable for its intended purpose for a period in excess of 30 days without being succeeded immediately by a post-effective amendment that cures such failure (each, a “Registration Default”), then additional interest shall accrue on the principal amount of the 2020 Notes at a rate of 0.25% per annum for the first 90-day period immediately following such date and by an additional 0.25% per annum with respect to each subsequent 90-day period, up to a maximum additional rate of 1.00% per annum thereafter, until such Registration Default is cured.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the terms of the Registration Rights Agreement, a copy of which is attached as Exhibit 4.3 hereto and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 hereto is incorporated herein by reference.

Item 3.03. Material Modifications to Rights of Security Holders.

The information set forth in Item 1.01 hereto is incorporated herein by reference. The Indenture contains various restrictive covenants, including a covenant that, among other things, restricts the Company’s ability to pay dividends or make distributions or repurchase capital stock, subject to certain exceptions and qualifications.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Indenture governing the Company’s 9% Senior Notes due 2020, dated June 8, 2012, by and between the Company and U.S. Bank National Association, as trustee.

4.2	Form of 9% Senior Note (included in Exhibit 4.1).

4.3	Registration Rights Agreement, dated June 8, 2012, by and among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, on behalf of themselves and as representatives of the several initial purchasers.

99.1	Press Release, dated June 8, 2012, announcing the closing of the notes offering.

* * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Boyd Gaming Corporation

Date: June 13, 2012	/s/ Josh Hirsberg
Josh Hirsberg Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture governing the Company’s 9% Senior Notes due 2020, dated June 8, 2012, by and between the Company and U.S. Bank National Association, as trustee.

4.2	Form of 9% Senior Note (included in Exhibit 4.1).

4.3	Registration Rights Agreement, dated June 8, 2012, by and among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, on behalf of themselves and as representatives of the several initial purchasers.

99.1	Press Release, dated June 8, 2012, announcing the closing of the notes offering.